Exhibit 99.1

Financing the Growth of Commercial Real Estate Note: This program does not own the properties pictured. The properties serve as the underlying collateral for mezzanine loan s h eld by BSP Realty Trust. Fourth Quarter 2016 Investor Presentation

2 IMPORTANT INFORMATION This presentation was prepared exclusively for the benefit and use of the Benefit Street Partners Realty Trust, Inc . (“BSP Realty Trust”) investors to whom it is directly addressed and delivered and does not carry any right of publication or disclosure, in whole or in part, to any other party . This presentation is for discussion purposes only . Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Benefit Street Partners L . L . C . (“BSP ”) . The sole purpose of this presentation is to provide investors with an update on BSP Realty Trust . The description of certain aspects of BSP Realty Trust herein is a condensed summary only . This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed . This summary is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted . This summary is not advice, a recommendation or an offer to enter into any transaction with BSP Realty Trust or any of their affiliated funds . The following slides contain summaries of certain financial information about BSP Realty Trust . The information contained in this presentation is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission (“SEC”) and other public announcements that we may make, by press release or otherwise, from time to time . We undertake no duty or obligation to publicly update or revise the information contained in this presentation . In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured . You should not view the past performance of BSP Realty Trust, or information about the market, as indicative of BSP Realty Trust’s future results . The information contained herein will be superseded by, and is qualified in its entirety by reference to, BSP Realty Trust's Annual Report and Form 10 - K, which will contain information about the investment objective, terms and conditions of an investment in BSP Realty Trust . Investors should consider the investment objectives, risks, and charges and expenses of BSP Realty Trust carefully before investing . BSP Realty Trust's Annual Report and Form 10 - K contain this and other information about the company . You may obtain a copy of the most recent Annual or Semi - Annual Report by calling (844) 785 - 4393 and/or visiting www . bsprealtytrust . com . There is no guarantee that any of the estimates, targets or projections illustrated in this summary will be achieved . Any references herein to any of BSP Realty Trust's past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only . It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments . There can be no guarantee that the investment objective of BSP Realty Trust will be achieved . Any investment entails a risk of loss . An investor could lose all or substantially all of his or her investment . Please refer to BSP Realty Trust's Annual Report on Form 10 - K for a more complete list of risk factors . There can be no assurances that future dividends will match or exceed historic ones, or that they will be made at all . It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document . Net returns give effect to all fees and expenses . Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice . BSP Realty Trust is subject to certain significant risks relating to its business and investment objective . For more detailed information on risks relating to BSP Realty Trust, see the latest Form 10 - K and subsequent quarterly reports filed on Form 10 - Q . BSP replaced ARC Realty Finance Advisors, LLC as adviser to Realty Finance Trust, Inc . (“RFT”) on September 29 , 2016 . The financial metrics, performance and portfolio characteristics shown for RFT – renamed Benefit Street Partners Realty Trust, Inc . in February 2017 – for periods prior to this date were achieved by ARC Realty Finance Advisors, LLC, which had a completely different investment committee than BSP . As a result, there is no guarantee that the BSP investment committee would have made similar investments or achieved similar financial metrics, performance or portfolio characteristics as all those shown herein . AUM refers to the assets under management for funds and separately managed accounts managed by Providence Equity Partners L . L . C . , Providence Equity Capital Markets L . L . C . , BSP and Merganser Capital Management, LLC . For private debt funds and other drawdown funds and separately managed accounts, AUM generally represents the sum of the total investments at fair value plus available capital (undrawn commitments plus distributions subject to recall) . For hedge funds, non - drawdown funds and separately managed accounts, AUM represents the NAV (net asset value) of each fund or separately managed account . For CLOs, AUM represents the total amount of the debt tranches and subordinated notes (equity) at closing . For long - only liquid accounts, AUM represents the gross asset value of the investments managed by Providence . AUM amounts are as of 2 / 28 / 2017 . Certain amounts are preliminary and remain subject to change . The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal, ERISA or tax advice or investment recommendations . Investors should also seek advice from their own independent tax, accounting, financial, ERISA, investment and legal advisors to properly assess the merits and risks associated with their investment in light of their own financial condition and other circumstances . Forward Looking Statements and Risk Factors This presentation contains “forward looking statements” that are subject to risks and uncertainties . Actual outcomes and results could differ materially from those suggested by this presentation due to the impact of many factors beyond the control of BSP Realty Trust and members of our management team, including those listed in the “Risk Factors” section of our filings with the SEC . Any such forward - looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and BSP Realty Trust assumes no obligation to update or revise any such forward looking statements . BSP Realty Trust has based these forward - looking statements on its current expectations and projections about future events . BSP Realty Trust believes that the expectations and assumptions that have been made with respect to these forward - looking statements are reasonable . However, such expectations and assumptions may prove to be incorrect . A number of factors could lead to results that may differ from those expressed or implied by the forward - looking statements . Given this level of uncertainty, investors should not place undue reliance on any forward - looking statements . Investing in and owning our common stock involves a high degree of risk . See the section entitled “Risk Factors” in our Form 10 - K filed March 29 , 2017 for a discussion of these risks . Certain information contained herein (including financial information) has been obtained from published sources . Such information has not been independently verified by BSP Realty Trust, BSP or their affiliates and BSP Realty Trust, BSP and their affiliates make no representations concerning and do not assume responsibility for the accuracy of such information . Except where otherwise indicated herein, the information provided herein is based on matters as they exist as of the date of preparation and not as of any future date, and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date hereof .

3 Richard J. Byrne Chief Executive Officer and President of BSP Realty Trust Jerome S. Baglien Chief Financial Officer of BSP Realty Trust TODAY’S SPEAKERS Richard Byrne is president of Benefit Street Partners and is based in BSP’s New York office . Mr . Byrne is also Chairman and Chief Executive Officer of Business Development Corporation of America . Prior to joining BSP in 2013 , Mr . Byrne was chief executive officer of Deutsche Bank Securities Inc . He was also the global head of capital markets at Deutsche Bank as well as a member of the global banking executive committee and the global markets executive committee . Before joining Deutsche Bank, Mr . Byrne was global co - head of the leveraged finance group and global head of credit research at Merrill Lynch . He was also a perennially top - ranked credit analyst . Mr . Byrne earned a Masters of Business Administration from the Kellogg School of Management at Northwestern University and a Bachelor of Arts from Binghamton University . Jerry Baglien is chief financial officer of commercial real estate with Benefit Street Partners in BSP’s New York office . Prior to joining BSP in 2016 , Mr . Baglien was director of fund finance for GTIS Partners LP, where he oversaw all finance and operations for GTIS funds . Previously, he was an accounting manager at iStar Inc . with oversight of loans and special investments . Mr . Baglien received a Master of Business Administration from Kellstadt Graduate School of Business at DePaul University and a Bachelor of Science in Accounting from the University of Oregon .

4 TABLE OF CONTENTS Section I Overview of Adviser Section II Overview of BSP Realty Trust Section III 4Q16 Financial Update Section IV Strategic Initiatives

5 EXECUTIVE SUMMARY ▪ For the quarter ended 12/31/16 , net income was $0.20 per share vs . $0.17 per share for the quarter ended 9/30/16. ▪ Our dividend remained unchanged at $0.52 per share quarterly, or $2.06 per share annually. ▪ The Company’s portfolio consisted of 71 loans and 6 CMBS investments as of 12/31/16 , as compared to 73 loans and 7 CMBS investments as of 9/30/16 . ▪ Added new debt facility with Goldman Sachs. ▪ There were no investments on non - accrual as of 12/31/16 and as of 9/30/16. ▪ We have a strong and growing pipeline of attractive investment opportunities. ▪ In February 2017, the Company’s name was changed to Benefit Street Partners Realty Trust, Inc. from Realty Finance Trust, Inc. Source: SEC filings as of 3/29/17. Note: Views expressed are those of BSP.

6 Section I – Overview of Adviser — Benefit Street Partners L.L.C. (“BSP” or the “Adviser”)

7 Section I - Overview of Adviser: BSP Overview Assets / Committed Capital Under Management $20 billion 1 Investment Record 8 years 2 Dedicated Investment Professionals 90+ investment professionals Offices New York, Charlotte, Houston, Providence Investment Strategies Private Debt /Opportunistic Credit Long - Short Credit Long - Only Credit Commercial Real Estate Debt Special Situations Partnership with Providence Equity Partners L.L.C. Providence Equity Partners L.L.C. is a leading global private equity firm with a combined $50+ billion in assets under management 3 BSP is a leading credit - focused alternative asset management firm with over $20 billion in assets under management 1 Notes: 1 AUM refers to the assets under management for all credit funds and separately managed accounts managed by BSP and its affi lia tes. AUM amounts are as February 28, 2017 and are unaudited. Certain amounts are preliminary and remain subject to change. 2 BSP’s credit business began in 2008 with the launch of Providence Equity Capital Markets L.L.C., an affiliated adviser. BSP l aun ched in 2011. 3 Includes assets under management (AUM) of affiliate businesses: Providence Equity Partners L.L.C., Merganser Capital Management, LLC, Pro vidence Equity Capital Markets L.L.C., and BSP. AUM amounts are as February 28, 2017 and are unaudited.

Section I - Overview of Adviser:

BSP Platform

BENEFIT STREET PARTNERS REALTY TRUST

BSP senior management team has worked together for 30 years

BSP Realty Trust Officers:

Richard Byrne, *Chief Executive Officer and President*

Jerry Baglien, *Chief Financial Officer and Treasurer*

Micah Goodman, *Corporate Secretary*

BSP Senior CRE Team:

Scott Waynebern, *Head of Commercial Real Estate*

Michael Comparato, *Head of CRE Origination*

Investment Team:

- 90+ investment professionals with extensive credit experience[1]

Seek to achieve downside protection through lien protection, capital structure priority, covenants, default penalties, call protection and change of control rights


Highly Experienced Team
Deep Credit Markets Expertise
Broad Industry Expertise
Robust Infrastructure
Rigorous Risk Management

Significant experience in debt financing through multiple business cycles and across the capital structure including: high yield, leveraged loans, private debt, liquid credit, structured credit and real estate

Extensive networks and expertise across numerous sectors;
Direct origination and research capabilities

Established, high-quality institutional infrastructure to support all credit activities

Note: PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISKS, INCLUDING LOSS OF THE ENTIRE INVESTMENT. Views expressed are those of BSP.

1 As of February 2017.

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9 Section I - Overview of Adviser: BSP Commercial Real Estate Overview ▪ BSP’s extensive network of brokers and borrowers helps drive proprietary deal flow and generates numerous high return opportunities. ▪ BSP team has originated $2.5+ billion of commercial mortgages since inception. ▪ Leverage relationships and experience to structure “one stop shop” solutions for borrowers. Proprietary Middle Market Sourcing Attractive Industry Dynamics ▪ Supply: $1.4 trillion maturity wall 1 driven by 2006/2007 prior peak originations. ▪ Demand : Destruction of existing lending capacity at banks (increasing impact of regulations ). ▪ Market leading CRE business led by multi - cycle veterans in origination, credit, capital markets and legal. ▪ 43 - person team including dedicated asset management team. ▪ The senior BSP Commercial Real Estate team has significant asset management experience , collectively overseeing over $60 billion of loans/equity under management and restructurings throughout their careers . Experienced Real Estate Team Note: Views expressed are those of BSP. 1 Source : Trepp commercial mortgage loans from 2016 to 2019.

10 Section II – Overview of BSP Realty Trust

11 We are focused on originating commercial real estate debt investments with attractive risk adjusted returns Primary investment objectives: ▪ To pay attractive and stable cash distributions to stockholders; and ▪ To preserve and return stockholders’ invested capital . Note: There can be no assurance that BSP Realty Trust will be able to implement its investment strategy and achieve its investment objectives. Views expressed are those of BSP . Section II - Overview of BSP Realty Trust : Investment Strategy BSP Realty Trust will seek to: Maximize current income Lend to creditworthy borrowers Maintain a diversified portfolio

12 Section II - Overview of BSP Realty Trust : Loan Portfolio Snapshot ▪ 71 Portfolio Loans ▪ $1.1 Billion in Outstanding Par Amount ▪ 11.3% Weighted Average Levered Yield 1 ▪ 84% Senior Loans ▪ 92% Floating Rate ▪ 73% Loan to Value 2 Loan Type Fixed vs. Floating 15% 84% 1% Mezzanine Senior Subordinate 8.5% 91.5% Fixed Floating Source: SEC filings as of 3/29/17. Note: PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS O F T HE ENTIRE INVESTMENT. 1 Levered Yield includes annualized interest income and accretion of discounts and fees net of interest expense and amortization of deferred financing costs; Excludes impact from acquisition fees and expenses. 2 Loan to Value as of the date of origination

13 Section II - Overview of BSP Realty Trust : Portfolio Diversification Loan Portfolio by Collateral Type Loan Portfolio by Region 16.9% 4.9% 5.0% 29.2% 30.3% 13.7% Hospitality Industrial Mixed Use Multifamily Office Retail 1.9% 17.5% 19.6% 5.2% 17.3% 17.8% 7.4% 13.3% New England Mideast Great Lakes Plains Southeast Southwest Rocky Mountain Far West Source: SEC filings as of 3/29/17.

14 Section II - Overview of BSP Realty Trust: Portfolio Composition BSP Realty Trust’s senior loan portfolio has increased while mezzanine loans have declined Portfolio Composition by Loan Type Loan Type Q4 20 15 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Senior 79% 80% 81% 80% 84% Mezzanine 20% 19% 18% 19% 15% Subordinate 1% 1% 1% 1% 1% Source: SEC filings as of 3/29/17.

15 Since inception, BSP Realty Trust has paid out an aggregate of $7.41 per share of regular distributions in cash and DRIP. Section II - Overview of BSP Realty Trust : Distribution History 0.52 0.52 0.52 0.52 0.52 0.52 0.52 0.52 0.52 0.52 0.52 0.52 0.52 0.52 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Distribution Per Share Source: SEC filings as of 3/29/17. Note: PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS O F T HE ENTIRE INVESTMENT. There is no current intention to change our distribution policy. Our distributions have and continue to exceed earnings. As a result, a portion o f t he distributions you receive may be considered a return of capital for U.S. federal income tax purposes. The amount of our distributions, if any, will continue to be determined by our Board.

16 Section II - Overview of BSP Realty Trust : Book Value Per Share History 20.71 21.20 21.51 21.36 21.28 21.14 21.02 20.85 20.51 20.33 20.10 19.87 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Book Value Per Share Source: SEC filings as of 3/29/17. Note: PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS O F T HE ENTIRE INVESTMENT.

17 Section II - Overview of BSP Realty Trust : Financing Sources JP Morgan • $300mm Line • Libor + 225 to 250 • Avg. Spread of 230 • June 2017 Maturity • $257mm drawn Goldman Sachs • $250mm Line • Libor + 235 to 285 • Avg. Spread of 260 • December 2019 Maturity • $0.0mm drawn RFT FL1 – 2015 • $428mm Line • LIBOR + 1.75% to 5.25% • Avg. Spread of 2.32% • June 2017 Maturity • $419mm drawn ▪ $603 million of debt outstanding and $ 293 million of undrawn debt capacity. ▪ 3.6% weighted average cost of debt. CLO Warehouse Lines JP Morgan • $300mm Line • LIBOR + 2.25% to 2.50% • Avg. Spread of 2.30% • June 2017 Maturity • $257mm drawn Goldman Sachs • $250mm Line • LIBOR + 2.35% to 2.85% • December 2019 Maturity • $ 0mm drawn Source: SEC filings as of 3/29/17.

18 Richard J. Byrne Chief Executive Officer and President Jerome S. Baglien Chief Financial Officer and Treasurer Elizabeth K. Tuppeny Independent Director Peter J. McDonough Independent Director Richard J. Byrne Chairman BSP Realty Trust Board of Directors BSP Realty Trust Officers Legacy New Jamie Handwerker Independent Director Buford H. Ortale Independent Director Board of directors consist of four independent directors Micah Goodman Corporate Secretary Section II - Overview of BSP Realty Trust : Experienced Board and Management Team

19 Section III – 4Q16 Financial Update

20 Section III – 4Q16 Financial Update: Financial Highlights ($’s in thousands, where applicable) Source: SEC filings as of 3/29/17. Note: PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS O F T HE ENTIRE INVESTMENT. 1 Debt to Equity is calculated as total debt, excluding interest payable, distributions payable, due to affiliates and accounts pa yable and accrued expenses over total equity at the end of the period. Quarter Ended Year Ended December 31, 2016 September 30, 2016 December 31, 2016 December 31, 2015 Net Interest Income 12,950$ 12,933$ 56,235$ 47,125$ Total Expenses 6,613$ 7,560$ 26,245$ 22,192$ Net Income 6,337$ 5,373$ 29,990$ 24,933$ Net Income, per share 0.20$ 0.17$ 0.95$ 1.03$ Distributions Paid 16,247$ 16,398$ 65,298$ 47,110$ Distributions, per share 0.52$ 0.52$ 2.06$ 2.06$ Total Assets 1,248,125$ 1,249,412$ 1,248,125$ 1,282,484$ Debt 602,753$ 602,071$ 602,753$ 610,679$ Debt/Equity Ratio 1 0.95x 0.95x 0.95x 0.93x

Section III – 4Q6 Financial Update:

Credit Quality

BENEFIT STREET PARTNERS REALTY TRUST

Investment Rating	Summary Description
1	Investment exceeding fundamental performance expectations and/or capital gain expected. Trends and risk factors since time of investment are favorable.
2	Performing consistent with expectations and a full return of principal and interest expected. Trends and risk factors are neutral to favorable.
3	Performing investments requiring closer monitoring. Trends and risk factors show some deterioration.
4	Underperforming investment with the potential of some interest loss but still expecting a positive return on investment. Trends and risk factors are negative.
5	Underperforming investment with expected loss of interest and some principal.

Average Risk Rating

2.1

Loans in non-accrual status

None

Loans on watchlist

None

Source: SEC filings as of 3/29/17.

Note: **PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS OF THE ENTIRE INVESTMENT.**
Investment rating categories and ratings determined by BSP.

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22 Section IV – Strategic Initiatives

23 Note: There can be no assurance that BSP Realty Trust will be able to implement its investment strategy and achieve its investment objectives. Views expressed are those of BSP . Deploy Capital ▪ Leverage breadth of BSP’s commercial real estate platform to originate n ew loans with attractive risk - adjusted returns. ▪ New BSP originations began 1Q 2017 and we have a strong pipeline of investment opportunities. Enhance Balance Sheet ▪ Entered into new debt facility with Goldman Sachs. ▪ Active discussions with existing and new debt financing counterparties. ▪ Evaluating opportunity to execute additional Collateralized Loan Obligation (CLO). Seek to narrow the gap between net income and distributions . Position BSP Realty Trust for a liquidity event . 1 2 Section IV – Strategic Initiatives: Strategic Initiatives

Section IV – Strategic Initiatives:

1Q 2017 Origination Update

($'s in millions, where applicable)

	2017 YTD
Number of Loans Closed	5
% Senior Loans	*100%*
% Floating Rate Loans	*100%*
Total Loan Commitments	$93.4
Average Loan Commitment Size	$18.7
Weighted Average Loan to Value[1]	65%
Weighted Average Levered Yield[2]	15.8%
Additional Signed Loan Applications	8 loans or ~$200mm of commitments
Geographies	FL, HI, MN, NV, OH, OR, PA, TN, TX, UT
Property Types	Multifamily, Retail, Office, Hospitality, Mixed Use

Notes: As of March 31, 2017. **PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS OF THE ENTIRE INVESTMENT. Views expressed are those of BSP.** There can be no assurance that signed applications will close and fund.

1 Loan to Value as of the date of origination.

2 Levered Yield includes annualized interest income and accretion of discounts and fees net of interest expense and amortization of deferred financing costs; Excludes impact from acquisition fees and expenses.

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25 Section IV – Strategic Initiatives: Financing Sources JP Morgan • $300mm Line • Libor + 225 to 250 • Avg. Spread of 230 • June 2017 Maturity • $257mm drawn Goldman Sachs • $250mm Line • Libor + 235 to 285 • Avg. Spread of 260 • December 2019 Maturity • $0.0mm drawn RFT FL1 – 2015 • $428mm Line • LIBOR + 1.75% to 5.25% • Avg. Spread of 2.32% • June 2017 Maturity • $419mm drawn ▪ $603 million of debt outstanding and $ 293 million of undrawn debt capacity ▪ 3.6% weighted average cost of debt CLO Warehouse Lines JP Morgan • $300mm Line • LIBOR + 2.25% to 2.50% • Avg. Spread of 2.30% • June 2017 Maturity • $257mm drawn Goldman Sachs • $250mm Line • LIBOR + 2.35% to 2.85% • December 2019 Maturity • $ 0mm drawn Source: SEC filings as of 3/29/17.

26 RISK FACTORS Our potential risks and uncertainties are presented in the section titled “Item 1A. Risk Factors” disclosed in our Annual Rep ort on Form 10 - K for the year ended December 31, 2016. The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward - looking statements: □ We rely on short - term secured borrowings which creates refinancing risk and the risk that a lender may call for additional colla teral, each of which could significantly impact our liquidity position. □ All of our executive officers are also officers or managers Benefit Street Partners L.L.C. (our " Adviser "). As a result, our executive officers, our Adviser and its affiliates face conflicts of interest, including significant conflicts created by our Adviser's compensation arrangements with us and conflicts in allocating time among these entities and us, which could negatively impact our operating results. □ We terminated our primary offering in January 2016 and therefore, absent raising capital from other sources, will have less c ash from financing activities with which to make investments, repay indebtedness, fund our operations or pay distributions. □ No public trading market currently exists, or may ever exist, for shares of our common stock and our shares are, and may cont inu e to be, illiquid. □ Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions to our sto ckholders. □ If we and our Adviser are unable to find sufficient suitable investments, then we may not be able to achieve our investment objectives or pay distr ibu tions. □ We may be unable to pay or maintain cash distributions or increase distributions over time. Our board of directors may decide th at maintaining cash distributions at current levels is not in our best interests given investment opportunities or for other reasons. □ We are obligated to pay substantial fees to our Adviser and its affiliates. □ We may fail to continue to qualify to be treated as a real estate investment trust ("REIT") for U.S. federal income tax purpo ses . □ We may be deemed to be an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Ac t") , and thus subject to regulation under the Investment Company Act. □ We update our estimated net asset value per share annually and such estimate may change significantly between these annual ca lcu lations.

Financing the Growth of Commercial Real Estate www.bsprealtytrust.com ▪ Investor and Financial Advisors can call (844) 785 - 4393 for account information, balances and the status of submitted paperwork ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.bsprealtytrust.com